EXHIBIT A
                                                             TO SUPPLEMENT TO
                                                             SECURITIES PURCHASE
                                                             AGREEMENT

                   SUPPLEMENT TO REGISTRATION RIGHTS AGREEMENT

         SUPPLEMENT TO REGISTRATION RIGHTS AGREEMENT (this "SUPPLEMENT"), dated as of May 5, 1997 by and among PALOMAR MEDICAL TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware, with headquarters located at 66 Cherry Hill Drive, Beverly, Massachusetts 01915 (the "COMPANY"), RGC INTERNATIONAL INVESTORS, LDC ("RGC") and the other Initial Investors.

         WHEREAS:

         A. The Company and RGC are parties to a Registration Rights Agreement dated as of March 27, 1997 (the "ORIGINAL REGISTRATION RIGHTS AGREEMENT" and as supplemented by this Supplement, the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company granted to RGC certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         B. Contemporaneous with their execution and delivery of the Original Securities Purchase Agreement, the Company and RGC executed and delivered a Registration Rights Agreement, in the form attached as Exhibit B to the Securities Purchase Agreement (the "ORIGINAL REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         C. In connection with the Supplement to Securities Purchase Agreement of even date herewith by and between the Company and each of the Initial Investors (the "SECURITIES PURCHASE AGREEMENT SUPPLEMENT" and together with the Securities Purchase Agreement dated as of March 27, 1997 by and between the Company and RGC, the"SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the undersigned shares of its Series H Convertible Preferred Stock, par value $.01 per share; and

         D. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement Supplement, the Company has agreed to amend the terms of the Original Registration Rights Agreement to provide the Initial Investors the rights and benefits set forth in the Original Registration Rights Agreement;

         E. All other capitalized terms used herein and not otherwise defined in this Supplement shall have the respective meanings set forth in the Original Registration Rights Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, RGC and each of the other Initial Investors hereby agree to supplement the Original Registration Rights Agreement as follows:

1. DEFINITIONS. The definitions of the following terms contained in the Original Registration Rights Agreement are amended as follows:

         a. "INITIAL INVESTORS" shall be deemed to include RGC and each of the other Initial Investors set forth on the Execution Page hereto and each of the other Initial Investors set forth on Execution Pages which may hereafter be appended to this Supplement in accordance with Section 4 hereof (each, together with their affiliates).

         b. "PREFERRED STOCK" means the shares of the Company's Series H Convertible Preferred Stock, par value $.01 per share, issued or to be issued to Initial Investors pursuant to the Securities Purchase Agreement on the initial Closing Date or on any Additional Closing Date (as defined in the Securities Purchase Agreement Supplement). For the avoidance of doubt the term "Conversion Shares" includes all shares of Common Stock issuable on or with respect to all of the shares of Preferred Stock.

         c. "REGISTRATION RIGHTS AGREEMENT" and "SECURITIES PURCHASE AGREEMENT" shall have the meanings set forth in the recitals to this Supplement.

         d.       "RGC" means RGC International Investors, LDC.

2. Except as expressly supplemented and/or modified herein, the terms of the Original Registration Rights Agreement shall continue in full force and effect.

3. In the event an Additional Closing under the Securities Purchase Agreement shall not have occurred on or before May 7, 1997, unless each of the original parties hereto agrees otherwise, this Supplement shall terminate at the close of business on such date and shall be of no further force or effect.

4. An Initial Investor shall become a party to the Registration Rights Agreement upon execution of an Execution Page by such Initial Investor on or before June 19, 1997. Upon execution, such Initial Investor shall be entitled to all of the benefits conferred thereby and shall be subject to all of the obligations thereunder.

         IN WITNESS WHEREOF, the undersigned Initial Investors and the Company have caused this Supplement to be duly executed as of the date first above written.


PALOMAR MEDICAL TECHNOLOGIES, INC.


----------------------------------
By:
Name:
Title:




INITIAL INVESTORS:


CREDIT SUISSE FIRST BOSTON CORPORATION


    By:
       -------------------------------
    Name:
    Title:


CC INVESTMENTS, LDC

By:      CSS Corporation Ltd., Corporate Secretary

         By:
            --------------------------------------
         Name:
         Title:


RGC INTERNATIONAL INVESTORS, LDC

         By:
            -------------------------------------
         Name:
         Title: